9. FEDERAL INCOME TAX (Tables)	12 Months Ended
Mar. 31, 2018
Federal Income Tax
Income tax expense
	2018	2017
Federal Tax statutory rate	34.00%	34.00%
Permanent differences	7.86%	559.25%
Valuation allowance	(41.86)%	(525.25)%
Effective rate	0.00%	0.00%

Deferred tax assets and liabilities
	2018	2017
Deferred tax assets:
Net operating loss carryforwards	$637,000	$570,000
Deferred tax benefit	408,000	350,000
Total deferred tax asset	1,045,000	920,000
Valuation allowance	(1,045,000)	(920,000)
	$-	$-